UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	2/28/2017

ITEM 1.	REPORT TO STOCKHOLDERS

February 28, 2017

Semiannual Report
to Shareholders

Deutsche Ultra-Short Investment Grade Fund

Contents

3 Letter to Shareholders

5 Performance Summary

7 Portfolio Management Team

8 Portfolio Summary

12 Investment Portfolio

16 Statement of Assets and Liabilities

17 Statement of Operations

18 Statements of Changes in Net Assets

19 Financial Highlights

21 Notes to Financial Statements

28 Information About Your Fund's Expenses

30 Advisory Agreement Board Considerations and Fee Evaluation

34 Account Management Resources

36 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. The fund is not a "money market fund" and does not attempt to maintain a stable net asset value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary February 28, 2017 (Unaudited)

Institutional Shares	6-Month‡	1-Year	Life of Fund*
Cumulative Total Returns as of 2/28/17
No Sales Charges	0.67%	1.49%	1.08%
Bloomberg Barclays U.S. Treasury Bellwether 1-Year Index†	0.30%	0.82%	0.67%
Cumulative Total Returns as of 12/31/16 (most recent calendar quarter end)
No Sales Charges		1.32%	0.99%
Bloomberg Barclays U.S. Treasury Bellwether 1-Year Index†		0.84%	0.63%
Investment Class	6-Month‡	1-Year	Life of Fund*
Cumulative Total Returns as of 2/28/17
No Sales Charges	0.62%	1.39%	0.98%
Bloomberg Barclays U.S. Treasury Bellwether 1-Year Index†	0.30%	0.82%	0.67%
Cumulative Total Returns as of 12/31/16 (most recent calendar quarter end)
No Sales Charges		1.22%	0.89%
Bloomberg Barclays U.S. Treasury Bellwether 1-Year Index†		0.84%	0.63%

Performance in the Cumulative Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutscheliquidity.com/US for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2016 are 1.21% and 1.38% for Institutional Shares and Investment Class, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment
■ Deutsche Ultra-Short Investment Grade Fund — Institutional Shares ■ Bloomberg Barclays U.S. Treasury Bellwether 1-Year Index†

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the fee structure of those classes.

* The Fund commenced operations on October 5, 2015. The performance shown for the index is for the time period of September 30, 2015 through February 28, 2017 (through December 31, 2016 for the most recent calendar quarter end returns), which is based on the performance period of the life of the Fund.

† The Bloomberg Barclays U.S. Treasury Bellwether 1-Year Index measures the performance of Treasury bills with a maturity of less than one year.

‡ Total returns shown for periods less than one year are not annualized.

	Institutional Shares	Investment Class
Net Asset Value
2/28/17	$ 10.02	$ 10.02
8/31/16	$ 10.01	$ 10.01
Distribution Information as of 2/28/17
Income Dividends, Six Months	$ .05	$ .05
Capital Gain Distributions	$ .0022	$ .0022
February Income Dividend	$ .0095	$ .0087
SEC 30-day Yield‡	1.06%	0.96%
Current Annualized Distribution Rate‡	1.14%	1.04%

‡ The SEC yield is net investment income per share earned over the month ended February 28, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been –0.32% and –0.48% for Institutional Shares and Investment Class had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on February 28, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 0.00% and 0.00% for Institutional Shares and Investment Class had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

Geoffrey Gibbs, Director

Lead Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 1996. Prior to joining, he served as an Analyst at Wilshire Associates.

— Head of the US Liquidity Management Group.

— BA, University of California, Santa Barbara.

Lee C. Rodon, Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 1999. Prior to his current role, he served as a Trade Support Specialist for the Liquidity Management Group.

— Portfolio Manager for Prime, Government, Treasury Money Market Funds and separately managed accounts: New York.

— BBA from Radford University; MBA from Fordham University.

Glenn Koenig, Vice President

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2007 with eight years of industry experience. Prior to joining, he served as a Portfolio Manager for Taxable Money and Enhanced Cash Funds at Reserve Management Inc. Previously, he worked on the Municipal Trading Desk and in Unit Trust Trading and Operations at Prudential Securities.

— Portfolio Manager for Liquidity Management: New York.

— BS in Finance from Robert H. Smith School of Business - University of Maryland, College Park.

Portfolio Summary (Unaudited)

Investment Portfolio as of February 28, 2017 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 67.7%
Consumer Discretionary 5.9%
Toyota Motor Credit Corp., 1.25%, 10/5/2017	350,000	350,285
Walt Disney Co., 1.329%*, 1/8/2019	250,000	250,887
		601,172
Consumer Staples 2.5%
PepsiCo, Inc., Series 1, 1.0%, 10/13/2017	250,000	249,703
Energy 9.9%
Chevron Corp., 1.547%*, 11/16/2018	250,000	251,330
Shell International Finance BV, 1.354%*, 5/10/2017	150,000	150,148
Statoil ASA, 3.125%, 8/17/2017	350,000	352,975
XTO Energy, Inc., 6.25%, 8/1/2017	250,000	255,058
		1,009,511
Financials 41.2%
American Express Credit Corp., 2.375%, 3/24/2017	162,000	162,121
Bank of Montreal, 1.37%*, 4/10/2018	222,000	222,103
Bank of Nova Scotia, 1.325%*, 4/11/2017	150,000	150,071
Berkshire Hathaway Finance Corp.:
1.318%*, 1/12/2018	150,000	150,425
1.338%*, 1/10/2020	250,000	250,980
BNP Paribas SA:
1.375%, 3/17/2017	150,000	150,019
2.375%, 9/14/2017	150,000	150,837
Commonwealth Bank of Australia, 1.9%, 9/18/2017	250,000	250,893
Cooperatieve Rabobank UA, 1.369%*, 4/28/2017	250,000	250,220
HSBC Bank PLC, 144A, 1.679%*, 5/15/2018	250,000	250,735
New York Life Global Funding, 144A, 1.125%, 3/1/2017	250,000	250,000
Nordea Bank AB, 144A, 1.833%*, 9/17/2018	250,000	251,418
Royal Bank of Canada, 1.282%*, 10/13/2017	150,000	150,132
Svenska Handelsbanken AB, 2.875%, 4/4/2017	250,000	250,392
The Goldman Sachs Group, Inc., 1.72%*, 5/22/2017	300,000	300,421
Toronto-Dominion Bank:
1.458%*, 1/18/2019	250,000	250,635
1.581%*, 7/23/2018	250,000	250,953
Wells Fargo Bank NA, 1.781%*, 1/22/2018	250,000	251,306
Westpac Banking Corp., 1.779%*, 7/30/2018	235,000	236,665
		4,180,326
Information Technology 4.0%
Apple, Inc., 1.873%*, 2/22/2019	100,000	101,521
International Business Machines Corp., 1.224%*, 2/6/2018	150,000	150,311
Oracle Corp., 1.209%*, 7/7/2017	150,000	150,162
		401,994
Telecommunication Services 4.2%
Cisco Systems, Inc.:
1.273%*, 6/15/2018	200,000	200,793
1.337%*, 9/20/2019	125,000	125,706
1.652%*, 2/21/2018	100,000	100,594
		427,093
Total Corporate Bonds (Cost $6,854,982)		6,869,799

Certificates of Deposit* 16.5%
Bank of Montreal, 1.191%, 4/13/2017	250,000	249,960
Credit Suisse AG, 2.251%, 3/8/2018	300,000	300,810
Nordea Bank Finland PLC, 1.446%, 9/6/2017	245,000	245,584
State Street Bank & Trust Co., 1.483%, 7/14/2017	450,000	450,794
Svenska Handelsbanken AB, 1.439%, 2/12/2019	180,000	179,931
Westpac Banking Corp., 1.504%, 8/11/2017	250,000	250,524
Total Certificates of Deposit (Cost $1,675,000)		1,677,603

Commercial Paper 8.0%
Issued at Discount**
Danske Corp., 1.482%, 11/1/2017	340,000	336,513
Johnson Controls International PLC, 0.862%, 3/1/2017	263,000	262,993
Ontario Teachers Finance Trust, 1.328%, 4/4/2017	208,000	207,818
Total Commercial Paper (Cost $807,412)		807,324

Municipal Bonds and Notes 7.5%
New York, State Housing Finance Agency Revenue, 605 West 42nd Street, Series B, 1.1%***, 5/1/2048, LOC: Bank of China	135,000	135,000
New York, State Housing Finance Agency Revenue, 222 East 44th Street, Series B, 1.12%***, 5/1/2050, LOC: Bank of China	175,000	175,000
University of California, State Revenues:
Series Y-1, Mandatory Put 7/1/2017 @100, 1.28%*, 7/1/2041	200,000	200,020
Series Y-2, Mandatory Put 7/1/2017 @100, 1.28%*, 7/1/2041	255,000	255,020
Total Municipal Bonds and Notes (Cost $764,910)		765,040

	Shares	Value ($)

Cash Equivalents 0.0%
Deutsche Central Cash Management Government Fund, 0.56% (a) (Cost $458)	458	458

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $10,102,762)†	99.7	10,120,224
Other Assets and Liabilities, Net	0.3	32,368
Net Assets	100.0	10,152,592

* Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of February 28, 2017.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of February 28, 2017.

† The cost for federal income tax purposes was $10,102,762. At February 28, 2017, net unrealized appreciation for all securities based on tax cost was $17,462. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,816 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,354.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LOC: Letter of Credit

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Corporate Bonds (b)	$ —	$ 6,869,799	$ —	$ 6,869,799
Certificates of Deposit	—	1,677,603	—	1,677,603
Commercial Paper	—	807,324	—	807,324
Municipal Bonds and Notes	—	765,040	—	765,040
Short-Term Investments	458	—	—	458
Total	$ 458	$ 10,119,766	$ —	$ 10,120,224

There have been no transfers between fair value measurement levels during the period ended February 28, 2017.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of February 28, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $10,102,304)	$ 10,119,766
Investment in Deutsche Central Cash Management Government Fund (cost $458)	458
Total investments in securities, at value (cost $10,102,762)	10,120,224
Cash	2,656
Interest receivable	26,291
Due from Advisor	16,236
Other assets	20,456
Total assets	10,185,863
Liabilities
Distributions payable	2,084
Accrued Trustees' fees	443
Other accrued expenses and payables	30,744
Total liabilities	33,271
Net assets, at value	$ 10,152,592
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	17,462
Accumulated net realized gain (loss)	213
Paid-in capital	10,134,917
Net assets, at value	$ 10,152,592
Net Asset Value
Institutional Shares Net Asset Value, offering and redemption price per share ($10,051,257 ÷ 1,003,369 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.02
Investment Class Net Asset Value, offering and redemption price per share ($101,335 ÷ 10,116 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.02

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended February 28, 2017 (Unaudited)
Investment Income
Income: Interest	$ 65,602
Income distributions — Deutsche Central Cash Management Government Fund	70
Total income	65,672
Expenses: Management fee	10,034
Administration fee	5,017
Services to shareholders	267
Service fee	75
Custodian fee	547
Professional fees	33,748
Reports to shareholders	8,664
Registration fees	14,527
Trustees' fees and expenses	1,267
Other	3,785
Total expenses before expense reductions	77,931
Expense reductions	(67,775)
Total expenses after expense reductions	10,156
Net investment income	55,516
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	303
Change in net unrealized appreciation (depreciation) on investments	5,370
Net gain (loss)	5,673
Net increase (decrease) in net assets resulting from operations	$ 61,189

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2017 (Unaudited)	Period Ended August 31, 2016*

Operations: Net investment income	$ 55,516	$ 73,761
Net realized gain (loss)	303	2,633
Change in net unrealized appreciation (depreciation)	5,370	12,092
Net increase (decrease) in net assets resulting from operations	61,189	88,486
Distributions to shareholders from: Net investment income: Institutional Shares	(55,012)	(73,114)
Investment Class	(504)	(647)
Net realized gains: Institutional Shares	(2,201)	(495)
Investment Class	(22)	(5)
Total distributions	(57,739)	(74,261)
Fund share transactions: Proceeds from shares sold	—	5,000
Reinvestment of distributions	57,302	72,615
Net increase (decrease) in net assets from Fund share transactions	57,302	77,615
Increase (decrease) in net assets	60,752	91,840
Net assets at beginning of period (initial capital)	10,091,840	10,000,000
Net assets at end of period	$ 10,152,592	$ 10,091,840

* For the period from October 5, 2015 (commencement of operations) to August 31, 2016.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Shares	Six Months Ended 2/28/17 (Unaudited)	Period Ended 8/31/16[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.01	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.05	.07
Net realized and unrealized gain (loss)	.01	.01
Total from investment operations	.06	.08
Less distributions from: Net investment income	(.05)	(.07)
Net realized gains	(.00)***	(.00)***
Total distributions	(.05)	(.07)
Net asset value, end of period	$ 10.02	$ 10.01
Total Return (%)[c]	.67**	.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	10
Ratio of expenses before expense reductions (%)	1.55*	1.21*
Ratio of expenses after expense reductions (%)	.20*	.20*
Ratio of net investment income (%)	1.11*	.81*
Portfolio turnover rate (%)	9**	132**

[a] For the period from October 5, 2015 (commencement of operations) to August 31, 2016.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class	Six Months Ended 2/28/17 (Unaudited)	Period Ended 8/31/16[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.01	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.05	.06
Net realized and unrealized gain (loss)	.01	.01
Total from investment operations	.06	.07
Less distributions from: Net investment income	(.05)	(.06)
Net realized gains	(.00)***	(.00)***
Total distributions	(.05)	(.06)
Net asset value, end of period	$ 10.02	$ 10.01
Total Return (%)[c]	.62**	.75**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1
Ratio of expenses before expense reductions (%)	1.72*	1.38*
Ratio of expenses after expense reductions (%)	.30*	.30*
Ratio of net investment income (%)	1.00*	.71*
Portfolio turnover rate (%)	9**	132**

[a] For the period from October 5, 2015 (commencement of operations) to August 31, 2016.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Ultra-Short Investment Grade Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares: Institutional Shares and Investment Class. Institutional Shares and Investment Class shares are not subject to initial or contingent deferred sales charges and are only available only to eligible investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax period as of August 31, 2016, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended February 28, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $625,000 and $750,279, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.20%.

For the period from September 1, 2016 through November 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Institutional Shares	.20%
Investment Class	.30%

Accordingly, for the six months ended February 28, 2017, the fee pursuant to the Investment Management Agreement aggregated $10,034, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, the Advisor reimbursed $52,553 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2017, the Administration Fee was $5,017, all of which was waived.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 28, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Waived
Institutional Shares	$ 134	$ 134
Investment Class	11	11
	$ 145	$ 145

Shareholder Servicing Fee. Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") at an annual rate of up to 0.25% of average daily net assets for Investment Class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firm services. For the six months ended February 28, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at February 28, 2017	Annualized Effective Rate
Investment Class	$ 75	$ 26	$ 49.10%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $6,728, of which $208 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at February 28, 2017.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At February 28, 2017, DIMA held approximately 100% of the outstanding shares of the Fund.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2017		Period Ended August 31, 2016*
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Shares	—	$ —	501	$ 5,000
Shares issued to shareholders in reinvestment of distributions
Institutional Shares	5,669	$ 56,781	7,199	$ 71,978
Investment Class	52	521	64	637
		$ 57,302		$ 72,615
Net increase (decrease)
Institutional Shares	5,669	$ 56,781	7,700	$ 76,978
Investment Class	52	521	64	637
		$ 57,302		$ 77,615
Initial capital
Institutional Shares	—	$ —	990,000	$ 9,900,000
Investment Class	—	—	10,000	100,000
		$ —		$ 10,000,000

* For the period from October 5, 2015 (commencement of operations) to August 31, 2016.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, service fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2016 to February 28, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2017 (Unaudited)
Actual Fund Return*	Institutional Shares	Investment Class
Beginning Account Value 9/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/17	$ 1,006.70	$ 1,006.20
Expenses Paid per $1,000*	$ 1.00	$ 1.49
Hypothetical 5% Fund Return	Institutional Shares	Investment Class
Beginning Account Value 9/1/16	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/17	$ 1,023.80	$ 1,023.31
Expenses Paid per $1,000*	$ 1.00	$ 1.51

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Institutional Shares	Investment Class
Deutsche Ultra-Short Investment Grade Fund	.20%	.30%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Ultra-Short Investment Grade Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s fees and expenses and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Because the Fund commenced operations in October 2015, only limited Fund performance information was available to the Board as part of its 2016 contract review process.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Institutional Class shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe expenses less any applicable 12b-1 or service plan fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each other share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages institutional accounts comparable to the Fund, but that Deutsche AM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to the Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other Deutsche funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site

deutscheliquidity.com/US

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Institutional Shares	Investment Class
Nasdaq Symbol	DUSNX	DUSVX
CUSIP Number	25155T 379	25155T 361
Fund Number	1413	1013

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Ultra-Short Investment Grade Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	4/28/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	4/28/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	4/28/2017